EXHIBIT 99.1

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Bear, Stearns & Co. Inc.           TOP12-MN11                 September 30, 2003
jpatel                            Sensitivity                        12:59PM EDT
                                                                     Page 1 of 1
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          -----------------------------------------------------------
           Settle Date: 10/14/2003 US Treasury Curve Date: 9/30/2003
          -----------------------------------------------------------
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                               Tranche: A1 (AAA)
            -------------------------------------------------------
                                 .00% CPR.YMLO           PREPAY
                 Price                 0%                 CALL
                                     3.751             Avg. Life
            -------------------------------------------------------
                                 2.937            Yield
                                 69               AL Spread
               100.291049        3.476            Duration
                                 38               CF Spread
                                 22               Swap Spread
                                 -8               Eu$ Fut CF Spread
            -------------------------------------------------------










This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.           TOP12-MN11                 September 30, 2003
jpatel                            Sensitivity                        11:59AM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

          -----------------------------------------------------------
           Settle Date: 10/14/2003 US Treasury Curve Date: 9/30/2003
          -----------------------------------------------------------
            -------------------------------------------------------
                               Tranche: A2 (AAA)
            -------------------------------------------------------
                                                         PREPAY
                                 .00% CPR.YMLO            CALL
                 Price                 0%                 LOSS
                                     5.983             Avg. Life
            -------------------------------------------------------
                                 3.818            Yield
                                 76               AL Spread
               100.521048        5.243            Duration
                                 61               CF Spread
                                 26               Swap Spread
                                 23               Eu$ Fut CF Spread
            -------------------------------------------------------










This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.